Exhibit 10d

                    REPRESENTATION AGREEMENT
                             Between
                  BIG EQUIPMENT SERVICES, INC.
                                &

                         Jeffrey B. Loth
                             Dealer

  1. REPRESENTATION

     The dealer is an independent contractor, and shall have the non-exclusive rights to sell the Fuel Stabilizer System to the clients listed below. If further clients/contacts are established, it is the responsibility of Mr. Loth to contact Big Equipment Services, Inc. with those. ABSF/AFWY/AHI/AIND/CRWY/CLDN/CNF/CVTI/FFEX/FRPP/FWRD/HTLD/JBHT
     /KNGT/MSCA/ODFL /ROAD/SWFT/TCAM/TRGP/USAK/WSFC/WERN/BOYD.
     (These and further contacts need to be given to Big
     Equipment Services, Inc. with complete information, i.e.
     name, city, state)
     State in which contacts are: Nevada, Utah, Idaho, Texas

  2. POLICIES & PROCEDURES

     Big Equipment Dealer will sell in line with and adhere to the presentation, pricing and customer payment polices as established by Big Equipment Services, Inc. from time to time.

  3. BIG EQUIPMENT SERVICES, INC. RESPONSIBILITIES

     a) Have available adequate inventory to service the sale made by the Dealer in line with the sales objectives agreed upon by Big Equipment Services, Inc. and Dealer.
     b) Complete all invoicing, financing and collections for the Systems sold.
     c) Assist in installation services if needed for an additional charge.
     d) Assist in sales presentation and deal completions. i.e. Proposals, multiple unit pricing breakdowns, freight pricing.
     e) Supply the Dealer Marketing Material to get him/her started.

  4. REPRESENTATIVE RESPONSIBILITIES
  Big Equipment Services, Inc., recommends that the Dealer purchases one unit to use as his/her sample.
     a) Sell in line with sales objectives agreed to, putting forth a sincere effort at all times.
     b) For each sales order written, deliver that order, along with the required documentation and down payments to Big Equipment Services, Inc.
     c) Register with Big Equipment Services, Inc. the names of contacts so that we at Big Equipment Services, Inc. do not interfere with your contact.
     d) Sell to end users and dealers at not less than the price as it appears on the current Big Equipment Services, Inc. price list or as pre-approved by Management.


/1/


     e) Report to Big Equipment Services, Inc., on a timely basis as agreed upon, as to progress made and concerns registered.

  5. COMMISSIONS POLICIES

     a) Commissions are based on the units being purchased from Big Equipment Services, Inc. for the amount of SEVEN HUNDRED AND FIFTY DOLLARS ($750.00) complete, less installation. Big Equipment Services, Inc. will pay commission to the dealer anything over and above the dealer price minus freight charges. (Dealer is responsible for charging additional monies for freight to each order, freight prices will be available through Big Equipment Services, Inc.)
     b) Commission shall be paid in full within 10 days of the Systems being delivered and the monies having been collected.
     c) On any units that are returned and monies refunded within the manufacturers warranty, all commission paid will be charged back to the Dealer. (See warranty information supplied by the manufacturer)

  6. TERMINATION POLICES

     a) The Dealer may terminate the Agreement at any time by giving
        10 days notice, and shall receive from Big Equipment Services, Inc. the commissions on orders written to that date and delivered within 3 months. There is then no further obligation on either party.
     b) Big Equipment Services may terminate this Agreement at any time for the following reasons:
             -    Fraud or misrepresentation
             -    Lack of sales performance
        Beyond paying those commissions legitimately earned to date of termination, Big Equipment Services, Inc. has no further obligations to the Territory Manager.
     c) Any other reasons for termination of the Agreement by either party shall be dealt with in a manner consistent with good business practice and ethics.

       Terms and conditions presents above agreed to on the 1st day of June, 2001


       BIG EQUIPMENT SERVICES, INC.

       /s/Frank Iannuzzi                  /s/ Jeff Loth
       -----------------                 -----------------

       -----------------                 -----------------

       -----------------                 -----------------
                                         Jeffrey B. Loth


/2/